UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 27, 2005

CLARK, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-31256	52-2103926
(State or other jurisdiction of incorporation)	(Commission file number)	( I.R.S. employer identification no.)
102 South Wynstone Park Drive North Barrington, Illinois		60010
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (847) 304-5800

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2 below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

On October 27, 2005, Clark, Inc. issued a press release announcing its financial results for the three months and nine months ended September 30, 2005. A copy of the press release is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 8.01. OTHER EVENTS.

On October 27, 2005, Clark, Inc. issued a press release announcing the termination of its agreement with a broker-dealer to repurchase shares of the Company’s stock in the market pursuant to SEC rule 10b5-1. A copy of the press release is attached as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c)  Exhibits

Exhibit Number	Description
99.1	Press release dated October 27, 2005
99.2	Press release dated October 27, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CLARK, INC.

Date: October 31, 2005	By:_/s/ Jeffrey W. Lemajeur__________________________________
Jeffrey W. Lemajeur
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
99.1	Press release dated October 27, 2005.

99.2	Press release dated October 27, 2005.